                             MBL GROWTH FUND, INC.

To Our Shareholders and Variable Annuity Participants:

For the twelve months ending December 31, 1998, MBL Growth Fund returned 23.5% after expenses versus the Standard & Poor's 500 Index (the "S&P 500") return of 28.6%. The S&P 500 is a generally accepted index of unmanaged securities. The analysis that follows this letter was prepared by Markston Investment Management (the Fund's investment adviser) and discusses the various factors that contributed to the Fund's performance.

UPDATE ON ORGANIZATIONAL DEVELOPMENTS

As we reported via a "sticker" supplement to your MBL Growth Fund prospectus dated August 6, 1998, MBL Life Assurance Corporation ("MBL Life"), the Fund's sponsor, entered into a transaction to sell substantially all of its life insurance and annuity businesses to Anchor National Life Insurance Company, a subsidiary of SunAmerica Inc. (the "Transaction"). The Transaction received all necessary regulatory approvals and became effective on December 31, 1998.

The Transaction did not include the Separate Accounts of MBL Life, including the VCA-2 and VCA-3 Separate Accounts which were the primary investors in MBL Growth Fund. As part of the wind-down of MBL Life's operations, the Separate Accounts are to be terminated and dissolved on or about June 30, 1999.

In a letter to VCA-2 and VCA-3 participants dated February 10, 1999, MBL Life reported that, as an interim measure, it was redeeming the VCA-2 and VCA-3 investments in MBL Growth Fund and reinvesting the proceeds in the Dreyfus Stock Index Fund. This substitution, which received all necessary regulatory approvals, was made on February 17, 1999 in order to allow the Separate Accounts to be invested in a manner consistent with their investment objectives, while at the same time being able to respond to all redemption requests. We ask that you refer back to the February 10, 1999 letter from MBL Life for more information on the substitution.

In light of this significant withdrawal, the Fund's Board of Directors must consider whether it is economically viable for the Fund to continue in existence, and may well decide that the Fund should be terminated.

In conjunction with recent events, the Fund's two interested directors, William
G. Clark and I, resigned as directors in January, 1999. Both Mr. Clark and I continue to serve as officers of the Fund, and will do our utmost to assure the Fund's ability to pursue plans for dissolution or ongoing operations.

Thank you for your support of the Fund over the years. We wish you success in pursuing new financial relationships.

                                          Sincerely,

                                         /s/ KATHLEEN M. KOERBER
                                          KATHLEEN M. KOERBER
                                          PRESIDENT

February 19, 1999

                        REPORT OF THE INVESTMENT ADVISER

Dear Shareholders and Variable Annuity Participants:

Under Markston's management, the MBL Growth Fund returned 23.5%, after expenses, during 1998.

Our best performers for the full year were National Computer Systems, CVS, Pharmacia & UpJohn, Harte-Hanks, Vulcan Materials and Access Health.

NATIONAL COMPUTER SYSTEMS appreciated 109% during the year. This leading educational service provider has been an important beneficiary of the nationwide program to test school children statewide and to measure the effectiveness of the education they have received. In our view, Wall Street is finally beginning to recognize National Computer Systems as a very well run consistent grower.

CVS appreciated almost 72% for the year and contributed nicely to overall portfolio performance. The stock enjoyed price earnings multiple expansion as management successfully integrated the Revco and Arbor stores into the CVS format, and continued to post strong same store sales growth on rising margins.

PHARMACIA & UPJOHN appreciated 54% for the full year. This occurred as it became apparent that the cultural change fostered by Fred Hassan, the relatively new CEO, was having positive results. During the year, Detrol and Xalatan emerged as major growth products. This, in turn, supported substantially improved pharmaceutical sales growth in the second half of the year. In addition, the new management acquired rights to five promising new compounds which promises a filling out of the product pipeline. The company's organizational structure was also materially simplified during the year.

HARTE-HANKS had an above average year partially because of participation in the Internet frenzy, which gripped the stock market at year-end. Harte-Hanks' direct marketing services group can offer clients extensive Internet support. Other factors helping performance were the rebound in the financial markets, which helps Harte-Hanks' mutual fund support services. Also helping were earnings that exceeded expectations.

VULCAN MATERIALS also had an above average year. We attribute this to the warm winter, which helped construction activity, which in turn kept demand for aggregates robust. The stock also benefited from an announcement that Vulcan would acquire CalMat, a West Coast aggregates supplier with materially lower margins than Vulcan. This reinforces Vulcan's position as the largest and only true nationwide supplier of high performance aggregates as the expanded national road building program begins to take effect. Vulcan's demonstrated ability to raise margins makes the CalMat acquisition particularly interesting.

ACCESS HEALTH posted good appreciation for the year largely because it agreed to merge with HBO & Company which in turn agreed to merge with McKesson. Access had been a rapidly growing supplier of nurse triage services run by a former West Pointer who had been first in his class. Its margins had been well above average. The enterprise's longer term question was whether it could sustain its high margins while its HMO customers were running barely above break even. Merger with a substantially larger entity provided a graceful solution to the puzzle.

Our poorer performers for the full year were Pennzoil, Minnesota Mining & Manufacturing and National Service Industries.

During 1998 PENNZOIL was hurt by low commodity prices and some disappointing exploration projects in the Caspian Sea. We believe the combination of Pennzoil's motor oil business with Quaker State will be a positive in 1999. Nevertheless, we will continue to monitor this situation.

MINNESOTA MINING & MANUFACTURING underperformed in 1998 due to poor results in Asian markets and very modest growth in the U.S. Margins remain above average and the company is restructuring to protect profitability. Restructuring efforts include the spin-off of Imation, which included several no growth businesses, as well as continued headcount reductions. This is supplemented by continuing stock repurchase, which has modestly shrunk the total number of shares outstanding each year for the last several years.

NATIONAL SERVICE INDUSTRIES underperformed because of disappointing earnings. The company has new management headed up by a former partner at McKinsey. New middle managers are in place, as is a new compensation program. The company's product lines are relatively mundane, however, and subject to lower margins as growth is pursued. The stock has an above average yield. We have been waiting to see what the new culture at the company will deliver.

                                          Sincerely,

                                          /s/ MICHAEL J. MULLARKEY
                                          MICHAEL J. MULLARKEY
                                          Managing Director
                                          MARKSTON INVESTMENT MANAGEMENT

February 19, 1999

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE MBL GROWTH FUND
                      AND THE STANDARD & POOR'S 500 INDEX
                FOR THE TEN YEAR PERIOD ENDED DECEMBER 31, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 1 YEAR          5 YEAR          10 YEAR
23.47%                  22.65%      18.38%
               MBL Growth Fund     S&P 500
1988                   $10,000     $10,000
1989                   $12,851     $13,160
1990                   $12,166     $12,752
1991                   $14,929     $16,629
1992                   $17,119     $17,892
1993                   $19,476     $19,700
1994                   $19,891     $19,958
1995                   $26,803     $27,448
1996                   $33,388     $33,750
1997                   $43,777     $45,009
1998                   $54,053     $57,935

THE GRAPH ABOVE DEPICTS THE PERFORMANCE OF MBL GROWTH FUND VERSUS THE STANDARD & POOR'S 500 INDEX (AN UNMANAGED INDEX OF STOCKS CONSIDERED REPRESENTATIVE OF THE OVERALL STOCK MARKET). IT IS IMPORTANT TO NOTE THAT MBL GROWTH FUND IS A
PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEX IS NOT AVAILABLE FOR INVESTMENT, IS UNMANAGED AND IS SHOWN FOR COMPARISON ONLY.

THIS GRAPH ASSUMES AN INITIAL INVESTMENT OF $10,000 AS WELL AS REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THIS FUND IS ONLY AVAILABLE FOR
PURCHASE BY INSURANCE COMPANY SEPARATE ACCOUNTS. DEDUCTIONS AND CHARGES, INCLUDING SALES CHARGES, APPLICABLE TO THE VARIOUS INSURANCE PRODUCTS THAT INVEST IN THE FUND, ARE NOT REFLECTED IN THIS GRAPH. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN ORIGINALLY PURCHASED.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
MBL Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MBL Growth Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As discussed in Note F of the notes to financial statements, on February 17, 1999, substantially all of the outstanding shares of the Fund were redeemed.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
February 11, 1999,
except as to Note F,
which is as of
February 17, 1999

STATEMENT OF ASSETS AND LIABILITIES
MBL GROWTH FUND, INC.
DECEMBER 31, 1998

ASSETS
Investments:
  Common stocks (cost $42,809,567).................................  $61,998,336
  Preferred stocks (cost $163,798).................................      426,618
  Corporate bond (cost $30,429)....................................        5,355
  Short-term investments (cost $1,995,271).........................    1,995,271
                                                                     -----------
                                                                      64,425,580
Cash...............................................................       47,179
Receivable from distributor........................................       29,326
Dividends receivable...............................................       54,539
Other assets.......................................................       14,669
                                                                     -----------
        Total Assets...............................................   64,571,293
                                                                     -----------
LIABILITIES
Payable for Fund shares redeemed...................................      387,255
Accrued investment advisory fee....................................       69,164
Accounts payable and accrued expenses..............................       50,958
                                                                     -----------
        Total Liabilities..........................................      507,377
                                                                     -----------
        Net Assets.................................................  $64,063,916
                                                                     -----------
                                                                     -----------
NET ASSETS
Capital stock (4,904,549 shares of $1.00 par value capital stock outstanding, 21,000,000 shares authorized).......................  $ 4,904,549
Paid-in capital....................................................   38,529,793
Accumulated undistributed net investment income....................       33,032
Accumulated undistributed net realized gain from security
  transactions.....................................................    1,170,027
Net unrealized appreciation of investments.........................   19,426,515
                                                                     -----------
        Net Assets.................................................  $64,063,916
                                                                     -----------
                                                                     -----------
Net asset value, offering price, and redemption price per share
  ($64,063,916  DIVIDED BY 4,904,549 shares of
  capital stock outstanding).......................................       $13.06
                                                                     -----------
                                                                     -----------

See notes to financial statements.

STATEMENT OF OPERATIONS
MBL GROWTH FUND, INC.
YEAR ENDED DECEMBER 31, 1998

Investment Income:
  Dividends.....................................................................                $    832,820
  Interest......................................................................                     267,881
                                                                                                ------------
                                                                                                   1,100,701
Expenses:
  Investment advisory fee.......................................................  $    278,389
  Custodian.....................................................................        70,713
  Legal.........................................................................        63,262
  Audit.........................................................................        34,438
  Insurance expense.............................................................        23,190
  Transfer agent................................................................        19,903
  Directors' fees...............................................................        14,000
  Printing......................................................................        12,440
  Miscellaneous.................................................................         4,159
  Filing fees...................................................................         1,589
                                                                                  ------------
                                                                                       522,083
                                                                                  ------------
Less expenses reimbursed by distributor.........................................       (35,181)      486,902
                                                                                  ------------
                                                                                                ------------
        Net Investment Income...................................................                     613,799
                                                                                                ------------
Realized and Unrealized Gain on Investments:
  Net realized gain from security transactions..................................                   7,549,161
  Increase in unrealized appreciation of investments............................                   4,738,906
                                                                                                ------------
    Net Gain on Investments.....................................................                  12,288,067
                                                                                                ------------
    Net Increase in Net Assets Resulting from Operations........................                $ 12,901,866
                                                                                                ------------
                                                                                                ------------

STATEMENTS OF CHANGES IN NET ASSETS
MBL GROWTH FUND, INC.

                                                     YEAR ENDED     YEAR ENDED
                                                    DECEMBER 31,   DECEMBER 31,
                                                        1998           1997
                                                    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS
  Net investment income...........................  $   613,799    $   549,147
  Net realized gain from security transactions....    7,549,161      8,153,532
  Increase in unrealized appreciation of
    investments...................................    4,738,906      5,261,720
                                                    ------------   ------------
    Net Increase in Net Assets Resulting from
      Operations..................................   12,901,866     13,964,399
                                                    ------------   ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income............     (623,602)      (540,838)
  Distributions from net realized gain from
    security transactions.........................   (7,711,962)    (6,913,083)
                                                    ------------   ------------
    Total Distributions to Shareholders...........   (8,335,564)    (7,453,921)
                                                    ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
  Net increase in net assets from capital share
    transactions..................................    2,076,180      4,919,413
                                                    ------------   ------------
    Net Increase in Net Assets....................    6,642,482     11,429,891

NET ASSETS
  Beginning of year...............................   57,421,434     45,991,543
                                                    ------------   ------------
  End of year (including undistributed net
    investment income of $33,032 and $42,835,
    respectively).................................  $64,063,916    $57,421,434
                                                    ------------   ------------
                                                    ------------   ------------

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
MBL GROWTH FUND, INC.
DECEMBER 31, 1998

  NUMBER
    OF                                                                 MARKET
  SHARES                                                                VALUE
----------                                                           -----------
            COMMON STOCKS (96.78%)

            CONSUMER NON-DURABLES (6.59%)
    55,119  Archer Daniels Midland Co..............................  $   947,358
     8,900  Coca-Cola Co...........................................      595,187
    13,900  Loewen Group, Inc......................................      117,281
    20,100  National Service Industries, Inc.......................      763,800
    35,800  Pennzoil-Quaker State Co...............................      530,288
     3,300  Pepsico, Inc...........................................      135,094
     7,600  Quaker Oats Co.........................................      452,200
    17,800  Ralston Purina Co......................................      576,275
     6,200  Tupperware Corp........................................      101,913
                                                                     -----------
                                                                       4,219,396
                                                                     -----------

            ENERGY (2.44%)
    12,000  Amoco Corp.............................................      708,000
     6,214  Apache Corp............................................      157,292
    35,800  PennzEnergy Co.........................................      583,988
     6,980  Petroleum Helicopters, Inc., non-voting................      113,425
                                                                     -----------
                                                                       1,562,705
                                                                     -----------

            FINANCIAL SERVICES (11.31%)
    39,467  Allmerica Financial Corp...............................    2,284,153
    15,500  American Express Co....................................    1,584,875
     9,300  Argonaut Group, Inc....................................      227,850
     6,600  Bankers Trust New York Corp............................      563,887
    17,168  First Union Real Estate Equity & Mortgage
              Investments..........................................      100,862
    13,900  Health Care Property Investors, Inc....................      427,425
    23,016  IRT Property Co........................................      230,160
    11,000  Northern Trust Co......................................      959,750
     9,700  Reliance Group Holdings, Inc...........................      124,888
    14,600  Safeco Corp............................................      626,888
     3,400  T. Rowe Price Associates, Inc..........................      115,175
                                                                     -----------
                                                                       7,245,913
                                                                     -----------
            HEALTH CARE (14.24%)
     9,100  Biogen, Inc.*..........................................      754,162
    76,560  HBO & Co...............................................    2,196,315
    15,600  Humana, Inc.*..........................................      277,875
     7,000  Johnson & Johnson......................................      587,125
    32,500  Medpartners, Inc.*.....................................      170,625
    64,400  Pharmacia & Upjohn, Inc................................    3,646,650
    27,000  Schering-Plough Corp...................................    1,491,750
                                                                     -----------
                                                                       9,124,502
                                                                     -----------

  NUMBER
    OF                                                                 MARKET
  SHARES                                                                VALUE
----------                                                           -----------
            INDUSTRIAL (13.28%)
     3,400  Boeing Co..............................................  $   110,925
     3,000  Calmat Co..............................................       92,625
     7,600  Commscope, Inc.*.......................................      127,775
     7,100  Cummins Engine, Inc....................................      252,050
       300  Great Lakes Chemical Corp..............................       12,000
     7,700  IMC Global, Inc........................................      164,587
    15,200  Lone Star Industries, Inc..............................      559,550
     7,000  Louisiana-Pacific Corp.................................      128,187
    31,700  Minnesota Mining & Manufacturing Co....................    2,254,663
    21,600  Morgan Products Ltd.*..................................       75,600
    34,500  Ogden Corp.............................................      864,656
     5,500  Union Pacific Resource Group, Inc......................       49,844
    14,800  Valspar Corp...........................................      552,225
    24,800  Vulcan Materials Co....................................    3,262,750
                                                                     -----------
                                                                       8,507,437
                                                                     -----------

            MEDIA/ENTERTAINMENT/LEISURE (11.54%)
    60,000  ACNielsen Corp.*.......................................    1,695,000
     7,500  Dun & Bradstreet Corp..................................      236,719
    18,800  Eastman Kodak Co.......................................    1,353,600
    69,500  Harte-Hanks, Inc.......................................    1,980,750
     1,050  Hasbro, Inc............................................       37,931
     6,100  Information Resources, Inc.*...........................       61,762
     5,200  Mattel, Inc............................................      118,625
     8,200  MediaOne Group, Inc.*..................................      385,400
    20,800  Nelson, Thomas Inc.....................................      280,800
     7,800  Time Warner, Inc.......................................      484,088
    13,500  Times Mirror Co., Series A.............................      756,000
                                                                     -----------
                                                                       7,390,675
                                                                     -----------

            MISCELLANEOUS (1.38%)
    12,200  Catalina Marketing Corp.*..............................      834,175
     6,100  Reading Entertainment, Inc.*...........................       47,275
                                                                     -----------
                                                                         881,450
                                                                     -----------

            RETAIL (11.40%)
    49,480  Burlington Coat Factory Warehouse Corp.................      807,142
    12,600  Burlington Industries, Inc.............................      138,600
    73,342  CVS Corp...............................................    4,033,810
    25,356  Cash America International, Inc........................      385,094
    42,500  Charming Shoppes, Inc.*................................      177,969
     6,800  Hartmarx Corp.*........................................       38,250
     7,200  Meyer, Fred Inc.*......................................      433,800
    29,900  Oshkosh B'Gosh, Inc., Class A..........................      601,738
    44,400  Vicorp Restaurants, Inc.*..............................      688,200
                                                                     -----------
                                                                       7,304,603
                                                                     -----------

MBL GROWTH FUND, INC.
DECEMBER 31, 1998

  NUMBER
    OF                                                                 MARKET
  SHARES                                                                VALUE
----------                                                           -----------
            TECHNOLOGY (18.90%)
    11,300  3-D Systems Corp.*.....................................  $    84,750
     6,700  AMP Inc................................................      348,819
    18,000  Arrow Electronics Inc..................................      480,375
    46,500  Avid Technology, Inc.*.................................    1,086,937
       100  Avnet Inc..............................................        6,050
    37,100  Checkpoint Systems, Inc.*..............................      459,112
     1,100  Cirrus Logic, Inc.*....................................       10,725
     6,000  EDS Corp...............................................      301,500
    12,500  Glenayre Technologies, Inc.*...........................       54,687
    61,900  Global Directmail Corp.*...............................    1,446,912
    34,500  Motorola, Inc..........................................    2,106,656
   112,600  National Computer Systems, Inc.........................    4,138,050
    12,400  National Semiconductor Corp............................      167,400
     2,820  Northern Telecom Ltd...................................      141,353
    12,400  Seagate Technology, Inc.*..............................      375,100
    17,000  Shared Medical System Corp.............................      847,875
     2,600  Triquint Semiconductor, Inc.*..........................       50,375
                                                                     -----------
                                                                      12,106,676
                                                                     -----------

            UTILITIES (5.70%)
    19,500  Cinergy Corp...........................................      670,312
    52,743  Houston Industries, Inc................................    1,694,369
    12,000  Northwest Natural Gas Co...............................      309,000
     7,000  Piedmont Natural Gas, Inc..............................      252,875
     7,401  Sprint Corp............................................      622,609
     3,700  Sprint PCS*............................................       85,563
     1,500  Unisource Energy Corp.*................................       20,251
                                                                     -----------
                                                                       3,654,979
                                                                     -----------
            TOTAL COMMON STOCKS....................................   61,998,336
                                                                     -----------

  NUMBER
    OF                                                                 MARKET
  SHARES                                                                VALUE
----------                                                           -----------

            PREFERRED STOCKS (0.66%)

            MEDIA/ENTERTAINMENT/LEISURE (0.60%)
    15,622  News Corp. Ltd., limited voting*.......................  $   385,668
                                                                     -----------

            MISCELLANEOUS (0.06%)
     5,200  Craig Corp., Class A*..................................       40,950
                                                                     -----------

            TOTAL PREFERRED STOCKS.................................      426,618
                                                                     -----------

PRINCIPAL
  AMOUNT
----------

            CORPORATE BOND (0.01%)
$  119,000  Boston Chicken, 7.75% conv. sub. deb., due May 1,
              2004*(a).............................................        5,355
                                                                     -----------

            SHORT-TERM INVESTMENTS (3.11%)
 2,000,000  U.S. Treasury Bills, 3.95% to 4.44%, due January 7 to
              21, 1999.............................................    1,995,271
                                                                     -----------
            TOTAL INVESTMENTS (100.56%)............................   64,425,580
            Liabilities in excess of other assets (-0.56%).........     (361,664)
                                                                     -----------
            NET ASSETS (100.00%)...................................  $64,063,916
                                                                     -----------
                                                                     -----------

---------
*  Non-income producing security.

(a) Issuer in bankruptcy.

    The percentage shown for each investment category is the total value of that category expressed as a percentage of the total net assets of the Fund.

    See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MBL GROWTH FUND, INC.

NOTE A  -- SIGNIFICANT ACCOUNTING POLICIES

MBL Growth Fund, Inc. (the "Fund") is a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended.

The Fund functions as the investment vehicle for certain variable annuity contract accounts of MBL Life Assurance Corporation ("MBL Life") which are unit investment trusts ("Separate Accounts") registered under the Investment Company Act of 1940, as amended (see Notes C and F). Significant accounting policies of the Fund are as follows:

INVESTMENTS: Investments, except for short-term investments which are stated at amortized cost which approximates market value, are valued at closing prices on national securities exchanges. Securities traded on a national securities exchange for which there are no sales on the valuation date and securities traded over-the-counter are valued at closing bid prices. Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses on investment transactions are determined on the basis of identified cost.

FEDERAL INCOME TAXES: The Fund does not provide for federal income taxes since it intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code by distributing each year substantially all of its taxable net income and net realized capital gains to its shareholders. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

DIVIDENDS AND INTEREST INCOME: Dividends from investment securities and dividends to shareholders are recorded on the ex-dividend date and interest is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE B  -- INVESTMENT ADVISORY AND SERVICE AGREEMENTS

The Fund has investment advisory and service agreements with Markston Investment Management ("Adviser"), a partnership between Markston International, Inc. ("Markston") and MBL Sales Corporation ("MBL Sales"). Markston is a 49% general partner of Adviser, and MBL Sales is a 51% general partner. MBL Sales is a wholly-owned subsidiary of MBLLAC Holding Corporation, which is a wholly-owned subsidiary of MBL Life. Under the investment advisory and service agreements, the Fund pays Adviser a periodic fee (basic fee) at the annual rate of .50% of the first $200,000,000 of the Fund's net assets, .45% of the next $100,000,000 of such value, .40% of the next $100,000,000 of such value, and .35% of such value in excess of $400,000,000. The basic fee may be adjusted by an amount determined according to a formula based on the Fund's performance in relation to the Standard & Poor's 500 Index ("Index"). The formula provides for a weekly increase or decrease in the basic fee by an amount equal to .05% of net assets per annum for each full two percentage points that the Fund's investment performance, over a 24-month period, is better or worse than that of the Index. The maximum adjustment is .30%. The fee is computed and accrued daily and paid quarterly. For the year ended December 31, 1998, the basic advisory fee amounted to $305,941. The actual fee amounted to $278,389 which reflected a downward performance adjustment of $27,552.

In addition, the Fund has a distribution agreement with First Priority Investment Corporation ("FPIC") a wholly-owned subsidiary of MBLLAC Holding Corporation.

The compensation of each disinterested director is paid by the Fund at the rate of $400 per meeting attended, plus an annual retainer of $1,200. Aggregate fees paid during the year to the Fund's disinterested directors amounted to $11,600. The officers of the Fund are either officers or employees of MBL Life. The compensation of the officers and any employees of the Fund affiliated with Adviser or FPIC is paid by the affiliated entities.

NOTE C  -- RELATED PARTY TRANSACTIONS
At December 31, 1998, MBL Life owned 106,041, or 2% of the outstanding shares of the Fund. In addition, 4,798,508, or 98% of the outstanding Fund shares are held by MBL Life's Separate Accounts for the benefit of variable annuity contractholders.

On December 31, 1998, MBL Life sold substantially all of its general account life insurance and annuity business to SunAmerica Inc. (the "Acquisition"). The business sold did not include the Separate Accounts. The Acquisition along with the Order of the Superior Court of New Jersey (the "Order") approving the transaction effected a resolution to the proceedings associated with the Plan of Rehabilitation of the Mutual Benefit Life Insurance Company (the "Plan"). The Rehabilitation Period will end on June 30, 1999.

Under the terms of the Acquisition MBL Life's interest in Adviser was not included in the assets transferred to SunAmerica. MBL Life intends to divest of its partnership interest in Adviser prior to the end of the Rehabilitation Period.

In anticipation of the increase in the Fund's ratio of expenses to average net assets resulting from MBL Life's and the Separate Accounts' anticipated redemptions, FPIC agreed to assume the operating expenses of the Fund (excluding taxes, interest, brokerage commissions, and extraordinary expenses) to the extent such daily expenses exceeded 1.00% on an annualized basis of the Fund's daily net assets. For the year ended December 31, 1998, such reimbursement amounted to $35,181.

NOTE D  -- CAPITAL STOCK

A summary of capital share transactions follows:

                                                                               Year Ended December 31,
                                                Year Ended December 31, 1998            1997
                                                ----------------------------  -------------------------
                                                   Shares         Amount        Shares       Amount
                                                -------------  -------------  ----------  -------------
Shares sold...................................         41,124  $     550,220      41,036  $     518,989
Shares issued in reinvestment of income
 dividends and capital gain distributions.....        652,254      8,335,564     618,566      7,453,921
                                                -------------  -------------  ----------  -------------
                                                      693,378      8,885,784     659,602      7,972,910
Less shares repurchased.......................       (508,115)    (6,809,604)   (247,466)    (3,053,497)
                                                -------------  -------------  ----------  -------------
Net increase in number of shares outstanding
 and net assets resulting from capital share
 transactions.................................        185,263  $   2,076,180     412,136  $   4,919,413
                                                -------------  -------------  ----------  -------------
                                                -------------  -------------  ----------  -------------

NOTE E  -- PURCHASES AND SALES OF INVESTMENTS

Purchases and proceeds from sales of investments during the year ended December 31, 1998, other than short-term investments, aggregated $16,566,493 and $19,780,238, respectively.

The identified cost of investments owned at December 31, 1998 for federal income tax purposes was $44,999,065. At December 31, 1998, gross unrealized appreciation of investments was $21,660,415, and gross unrealized depreciation of investments was $2,233,900 resulting in net unrealized appreciation of $19,426,515, for federal income tax purposes.

NOTE F  -- SUBSEQUENT EVENT

As part of the resolution of the proceedings associated with the Plan, on January 13, 1999, MBL Life redeemed substantially all of its investment in the Fund.

The Order provides for the termination of the Separate Accounts at the end of the Rehabilitation Period. In addition, the Order authorizes MBL Life to take any and all actions necessary to facilitate the termination of the Separate Accounts. In order to continue to maintain the Separate Accounts through June 30, 1999 in a manner consistent with their respective investment objectives, while at the same time maintaining liquidity to deal with the anticipated redemption requests, MBL Life has determined that it would be in the best interest of contractholders and participants to substitute shares of an index fund for the underlying portfolios of the Separate Accounts. On February 17, 1999, the Separate Accounts redeemed their investment in the Fund (see Note C).

The Board of Directors of the Fund is considering alternatives with regard to the Fund, including the possible liquidation and dissolution of the Fund. Among factors being taken into account is whether, as a result of the redemption of Fund shares by MBL Life and the Separate Accounts, the Fund can continue to operate in an economically viable manner, or whether the Fund will have any business purpose once the redemptions have been completed.

-------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                             MBL GROWTH FUND, INC.

Selected data for each share of capital stock outstanding throughout the years indicated:

                                                                    YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------------
                                                       1998       1997       1996       1995       1994
                                                     ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Year.................  $  12.17   $  10.68   $  10.27   $   8.36   $   9.55
                                                     ---------  ---------  ---------  ---------  ---------
Net investment income..............................      0.14       0.13       0.23       0.26       0.21
Net realized and unrealized gain (loss) on
  investments......................................      2.63       3.16       2.24       2.59      (0.01)
                                                     ---------  ---------  ---------  ---------  ---------
Net increase in net assets from operations.........      2.77       3.29       2.47       2.85       0.20
                                                     ---------  ---------  ---------  ---------  ---------
Dividends from net investment income...............     (0.14)     (0.13)     (0.24)     (0.26)     (0.21)
Distributions from net realized gain from security
  transactions.....................................     (1.74)     (1.67)     (1.82)     (0.68)     (1.18)
                                                     ---------  ---------  ---------  ---------  ---------
Total distributions................................     (1.88)     (1.80)     (2.06)     (0.94)     (1.39)
                                                     ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Year.......................  $  13.06   $  12.17   $  10.68   $  10.27   $   8.36
                                                     ---------  ---------  ---------  ---------  ---------
                                                     ---------  ---------  ---------  ---------  ---------
Total Return.......................................     23.47%     31.12%     24.57%     34.75%      2.13%
                                                     ---------  ---------  ---------  ---------  ---------
                                                     ---------  ---------  ---------  ---------  ---------
Ratios/Supplemental Data:
Net Assets, End of Year (thousands)................  $64,064    $  57,421  $  45,992  $  40,151  $  32,000
                                                     ---------  ---------  ---------  ---------  ---------
                                                     ---------  ---------  ---------  ---------  ---------
Ratio of Expenses to Average Net Assets(1).........      0.80%      0.92%      0.83%      0.86%      1.13%
                                                     ---------  ---------  ---------  ---------  ---------
                                                     ---------  ---------  ---------  ---------  ---------
Ratio of Net Investment Income to Average Net
  Assets(1)........................................      1.01%      1.05%      2.07%      2.73%      2.15%
                                                     ---------  ---------  ---------  ---------  ---------
                                                     ---------  ---------  ---------  ---------  ---------
Portfolio Turnover Rate............................     29.23%     60.47%     65.37%     47.49%     78.29%
                                                     ---------  ---------  ---------  ---------  ---------
                                                     ---------  ---------  ---------  ---------  ---------

(1) Without reimbursement by distributor, the ratio of expenses to average net assets would have been 0.86%, and the ratio of net investment income to average net assets would have been 0.95% for the year ended December 31, 1998 (see Note C of the notes to financial statements).

See notes to financial statements.

NET ASSET VALUES AND PAYOUTS
(UNAUDITED)

Following is a tabular illustration of the Fund's history since shares of the Fund were first offered for sale on December 17, 1982.

                                                 Per Share
                                        ----------------------------
                                          Dividends
                            Net asset     from net        Capital
                              value      investment        gains
       Year ended           per share      income      distributions
--------------------------------------------------------------------
December 31, 1982           $   10.30            --             --
December 31, 1983               12.67   $       .15    $       .05
December 31, 1984               11.20           .51           1.11
December 31, 1985               12.73           .46            .99
December 31, 1986               14.28           .38            .61
December 31, 1987               11.69           .59           1.96
December 31, 1988               14.06           .44           .385
December 31, 1989               17.18           .47            .42
December 31, 1990               15.45           .58            .25
December 31, 1991               11.00           .66           7.17
December 31, 1992                9.36           .31           2.89
December 31, 1993                9.55           .17            .91
December 31, 1994                8.36           .21           1.18
December 31, 1995               10.27           .26            .68
December 31, 1996               10.68           .24           1.82
December 31, 1997               12.17           .13           1.67
December 31, 1998               13.06           .14           1.74
--------------------------------------------------------------------

PORTFOLIO CHANGES (UNAUDITED)

For the year ended December 31, 1998:

INVESTMENTS ADDED

AMP Inc.
Arrow Electronics Inc.
Avnet Inc.
Bankers Trust New York Corp.
Boeing Co.
Boston Chicken (bonds)
Burlington Industries, Inc.
Calmat Co.
Cirrus Logic, Inc.
Commscope, Inc.
Dun & Bradstreet Corp.
Great Lakes Chemical Corp.
HBO & Co.
Information Resources, Inc.
Johnson & Johnson
Loewen Group, Inc.
Louisiana-Pacific Corp.
MediaOne Group, Inc.
Medpartners, Inc.
Meyer, Fred Inc.
National Semiconductor Corp.
Northern Telecom Ltd.
PennzEnergy Co.
Pennzoil-Quaker State Co.
Pepsico, Inc.
Ralston Purina Co.
Safeco Corp.
Seagate Technology, Inc.
Sprint PCS
St. Paul Companies, Inc.
T. Rowe Price Associates, Inc.
Triquint Semiconductor, Inc.
Tupperware Corp.
Union Pacific Resource Group, Inc.

INVESTMENTS ELIMINATED

Adobe Systems, Inc.
Access Health, Inc.
Bay Networks, Inc.
Calcomp Technology, Inc.
CII Financial, Inc. (bonds)
Cooper Companies, Inc.
Dravo Corp.
Duke Power Co.
Eastern Utilities Assoc.
Imation Corp.
Integrated Systems, Inc.
Intel Corp.
Lubrizol Corp.
Mazel Stores, Inc.
National Education Corp. (bonds)
Olsten Corp.
Pete's Brewing Co.
Petroleum Helicopters, Inc., voting
St. Paul Companies, Inc.
USF&G Corp.
Xircom, Inc.

                             MBL GROWTH FUND, INC.
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                                 FUND DIRECTORS
                               Horace J. DePodwin

                             Herbert M. Groce, Jr.

                              Jerome M. Scheckman

                               INVESTMENT ADVISER
                         Markston Investment Management
                            1 North Lexington Avenue
                       White Plains, New York 10601-1702

                                  DISTRIBUTOR
                     First Priority Investment Corporation
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                          CUSTODIAN and TRANSFER AGENT
                         State Street Bank & Trust Co.
                                 P.O. Box 8500
                        Boston, Massachusetts 02266-8500

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

THIS REPORT HAS BEEN PREPARED FOR THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR OTHER DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH INCLUDES ADDITIONAL INFORMATION ABOUT THE FUND.

FS-629 (2-99)
15152

Annual Report

December 31, 1998

MBL GROWTH FUND, INC.

                                 Distributed by

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